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                                                                    EXHIBIT 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-21221, 333-66329, 333-71107, 333-41416, 333-81261.


                                      /s/ ARTHUR ANDERSEN LLP
                                      -------------------------------
                                          ARTHUR ANDERSEN LLP


Denver, Colorado,
February 28, 2001.